VIOLET Comparable Group Analysis

Exhibit 99.1

Financial Data as of or for the Most Recent Quarter Available					LTM Profitability				Asset Quality			Valuation
Pricing Data as of July 30, 2015												Price/
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	NPAs¹/ Total Assets (%)	NCOs/ Avg. Loans (%)	Tang. Book Value (%)	LTM EPS (x)	Current Dividend Yield (%)	Market Value ($mm)
Stewardship Financial Corporation	Midland Park, NJ	SSFN	686	6.58	0.52	6.05	3.46	79.6	1.96	2.12	(0.08)	82	13.2	1.3	37
Sussex Bancorp	Rockaway, NJ	SBBX	620	7.92	0.53	6.12	3.48	76.2	1.20	1.70	0.18	116	17.7	1.3	57
Pathfinder Bancorp, Inc.	Oswego, NY	PBHC	607	8.60	0.51	4.99	3.42	75.4	1.40	1.45	0.28	98	18.4	1.0	51
First American International Corp.	Brooklyn, NY	FAIT	577	8.77	0.25	2.14	3.94	90.5	1.98	1.03	(0.30)	69	NM	0.0	35
Elmira Savings Bank	Elmira, NY	ESBK	573	5.72	0.65	6.34	3.13	73.7	0.92	0.86	0.11	169	20.9	4.6	54
Country Bank Holding Company, Inc.	New York, NY	CYHC	526	8.10	0.59	7.26	3.49	67.4	1.12	2.29	(0.04)	72	9.0	6.3	31
Empire Bancorp Inc.	Islandia, NY	EMPK	517	10.44	0.41	3.80	3.78	76.8	1.19	0.58	(0.01)	98	25.0	NA	52
Steuben Trust Corporation	Hornell, NY	SBHO	498	9.86	1.07	11.03	3.66	64.1	1.17	0.36	0.06	103	9.8	3.8	49
Hopewell Valley Community Bank	Pennington, NJ	HWDY	485	7.10	0.53	5.59	3.45	76.6	1.25	0.94	(0.00)	94	13.6	1.1	32
Jeffersonville Bancorp	Jeffersonville, NY	JFBC	470	12.13	1.52	12.21	4.03	67.0	1.49	2.03	0.30	99	8.2	4.2	56
1st Colonial Bancorp, Inc.	Cherry Hill, NJ	FCOB	436	6.56	0.58	8.56	3.14	64.8	1.55	0.95	0.03	94	12.2	0.0	27
Ballston Spa Bancorp, Inc.	Ballston Spa, NY	BSPA	434	6.48	0.53	7.39	3.09	79.5	1.56	1.65	0.06	90	11.4	3.6	25
Glenville Bank Holding Company, Inc.	Scotia, NY	GLNV	429	7.53	0.41	5.48	3.30	76.8	1.09	0.37	0.06	56	8.2	2.0	18
Greater Hudson Bank	Bardonia, NY	GHDS	409	10.53	0.66	6.23	3.59	66.0	1.27	0.92	0.00	97	16.7	NA	42
Delaware Bancshares, Inc.	Walton, NY	DBAI	381	3.56	0.30	4.91	2.85	101.5	1.52	0.48	0.06	108	14.9	2.6	14
Kinderhook Bank Corporation	Kinderhook, NY	NUBK	375	5.78	0.64	6.04	3.51	74.1	0.99	1.34	(0.08)	98	12.9	2.9	21
Capital Bank of New Jersey	Vineland, NJ	CKPB	361	9.91	1.06	11.10	3.92	59.3	1.93	0.27	0.00	93	9.1	0.9	33
Community Bank of Bergen County, NJ	Maywood, NJ	CMTB	306	8.80	0.61	7.47	3.67	75.5	1.49	3.15	(0.05)	72	10.5	0.0	19
Highlands Bancorp, Inc.	Vernon, NJ	HSBK	299	6.60	0.36	4.31	3.86	82.2	1.18	1.14	0.00	79	13.9	0.6	12
National Bank of Coxsackie	Coxsackie, NY	NCXS	294	8.26	0.37	4.61	2.91	83.8	0.97	0.84	0.37	138	32.2	1.4	34
VSB Bancorp, Inc.	Staten Island, NY	VSBN	290	9.74	0.43	4.56	3.08	73.8	1.25	1.80	(0.11)	79	17.2	1.9	22
Delhi Bank Corp.	Delhi, NY	DWNX	280	9.16	0.67	7.40	2.60	73.1	0.79	0.45	(0.01)	163	22.0	2.3	42
Bank of Akron	Akron, NY	BARK	273	9.91	0.84	8.87	4.09	69.7	2.23	1.52	0.00	95	11.0	3.2	24
Harmony Bank	Jackson, NJ	HRMB	269	8.55	0.44	4.58	3.53	72.0	1.39	0.29	0.00	97	17.6	0.0	22
		High	686	12.13	1.52	12.21	4.09	101.5	2.23	3.15	0.37	169	32.2	6.3	57
		Low	269	3.56	0.25	2.14	2.60	59.3	0.79	0.27	(0.30)	56	8.2	0.0	12
		Mean	433	8.19	0.60	6.54	3.46	75.0	1.37	1.19	0.03	98	15.0	2.1	34
		Median	432	8.41	0.53	6.08	3.49	74.7	1.26	0.99	0.00	96	13.6	1.7	33

VIOLET	Waldwick, NJ		403	7.84	0.58	6.13	3.83	73.1	1.32	0.78	0.16	84	13.0	0.0	27

Note:	Comparable companies are headquartered in New Jersey and New York with assets between $250 million and $700 million.
Source:	SNL Financial.

Recent New Jersey and New York M&A Transactions

					Transaction Information					Seller Information
						Price/		Core Deposit Premium (%)	1-Day Market Premium (%)
Acquiror	St	Target	St	Annc. Date	Deal Value ($mm)	LTM Earnings (x)	TBV (%)			Total Assets ($mm)	TCE/ TA (%)	YTD ROAA (%)	Res./ Loans (%)	NPAs/ Assets (%)
Preferred Bank	CA	United International Bk	NY	07/20/15	21.4	49.3	106	1.4	—	178.8	11.3	(0.10)	1.40	2.35
OceanFirst Financial Corp.	NJ	Colonial American Bank	NJ	02/25/15	11.5	NM	115	2.6	93.8	143.7	6.6	(0.35)	1.24	1.56
Putnam County SB	NY	CMS Bancorp Inc.	NY	09/25/14	25.4	40.2	111	1.7	15.5	273.0	8.2	0.26	0.31	NA
Cape Bancorp Inc.	NJ	Colonial Financial Services	NJ	09/10/14	55.8	NM	88	NA	11.3	550.7	11.5	0.21	1.86	4.29
Salisbury Bancorp Inc.	CT	Riverside Bank	NY	03/19/14	27.3	15.1	109	1.4	—	221.3	11.3	0.83	1.40	1.06
Bridge Bancorp Inc.	NY	FNBNY Bancorp Inc.	NY	09/30/13	5.4	NM	41	NM	—	271.8	9.3	(2.96)	2.72	4.64
1st Constitution Bancorp	NJ	Rumson-Fair Haven BT&C	NJ	08/15/13	24.4	22.7	129	3.9	(1.3)	214.1	8.8	0.40	1.25	0.30
First Bank	NJ	Heritage Community Bk	NJ	07/12/13	4.8	NM	50	NM	—	146.3	6.6	0.02	2.87	4.71
Wilshire Bancorp Inc.	CA	BankAsiana	NJ	06/10/13	31.4	14.2	137	7.8	—	207.3	11.4	0.84	2.04	1.23
Haven Bancorp MHC	NJ	Hilltop Community Bancorp Inc.	NJ	06/05/13	26.9	29.4	130	NA	51.9	167.7	12.4	0.43	1.68	1.65
Lakeland Bancorp	NJ	Somerset Hills Bancorp	NJ	01/29/13	65.7	18.8	152	7.9	29.7	368.9	11.3	0.95	1.27	0.29
TF Financial Corp.	PA	Roebling Financial Corp.	NJ	12/28/12	14.6	NM	86	NM	81.2	161.8	10.4	0.08	1.24	2.09
Hana Financial Group Inc.		BNB Financial Services Corp.	NY	07/23/12	11.3	NM	53	NM	—	355.3	12.0	(0.54)	2.32	6.59
Northfield Bancorp Inc. (MHC)	NJ	Flatbush Fed Bncp Inc. (MHC)	NY	03/13/12	18.2	NM	120	3.8	—	144.1	10.5	(0.73)	3.04	NA
Provident New York Bancorp	NY	Gotham Bank	NY	01/18/12	40.5	16.8	128	4.1	—	419.9	7.5	0.83	1.34	0.25
				High	65.7	49.3	152	7.9	93.8	550.7	12.4	0.95	3.04	6.59
				Low	4.8	14.2	41	1.4	(1.3)	143.7	6.6	(2.96)	0.31	0.25
				Mean	25.6	25.8	104	3.8	40.3	255.0	10.0	0.01	1.73	2.38
				Median	24.4	20.8	111	3.8	29.7	214.1	10.5	0.21	1.40	1.65

		Project BOTANICAL Deal Metrics			43.8	19.9	129	5.0	53.4
		Price/ Adjusted Earnings and TBV¹, ²				20.4	165

Includes transactions since January 1, 2012 with an announced deal value less than $100 million.

1)	Represents the tangible book value adjusted for the after-tax impact of the $10.5 million fixed asset mark.
2)	Assumes the convertible preferred stock is converted into common stock.

Source: SNL Financial.

Nationwide M&A Transactions

					Transaction Information					Seller Information
						Price/		Core Deposit Premium (%)	1-Day Market Premium (%)
Acquiror	St	Target	St	Annc. Date	Deal Value ($mm)	LTM Earnings (x)	TBV (%)			Total Assets ($mm)	TCE/ TA (%)	YTD ROAA (%)	Res./ Loans (%)	NPAs/ Assets (%)
First Merchants Corp.	IN	Ameriana Bancorp	IN	06/29/15	69.1	31.3	169	8.3	43.7	482.7	8.4	0.42	1.23	3.60
Bear State Financial Inc.	AR	Metropolitan National Bank	MO	06/22/15	70.0	NM	133	5.1	—	442.4	12.1	0.25	1.92	0.84
Home Bancorp Inc.	LA	Louisiana Bancorp Inc.	LA	06/18/15	74.6	22.5	120	10.0	8.0	330.7	17.8	0.80	0.85	0.46
Southwest Bancorp Inc.	OK	First Commercial Bcshs Inc.	OK	05/27/15	41.0	22.1	137	5.8	—	304.5	11.4	0.70	1.78	1.34
Bank of the Ozarks Inc.	AR	Bank of the Carolinas Corp.	NC	05/06/15	64.7	2.8	140	7.2	0.0	385.5	12.2	0.03	1.84	2.99
Heritage Commerce Corp	CA	Focus Business Bank	CA	04/23/15	54.8	42.1	173	7.7	64.1	391.3	7.3	0.32	1.47	0.15
First Financial Bankshares	TX	FBC Bancshares Inc.	TX	04/01/15	59.3	16.3	389	15.0	—	371.8	7.6	1.10	1.31	0.56
Wintrust Financial Corp.	IL	Community Financial Shares Inc	IL	03/02/15	42.4	7.9	148	4.9	—	343.0	2.8	1.61	1.32	1.43
Horizon Bancorp	IN	Peoples Bancorp Inc	IN	02/19/15	73.3	21.4	124	4.3	22.0	486.6	12.2	0.68	0.83	NA
Farmers National Banc Corp.	OH	National Bancshares Corp.	OH	01/27/15	70.6	11.7	143	5.9	33.2	529.6	9.1	1.16	1.01	0.65
United Community Banks Inc.	GA	MoneyTree Corp.	TN	01/27/15	53.0	20.2	137	4.8	—	425.4	10.2	0.64	1.54	0.28
Stupp Bros. Inc.	MO	Southern Bancshares Corp.	MO	12/22/14	74.5	19.7	149	6.1	—	510.3	9.8	0.66	2.78	1.99
ESB Bancorp MHC	MA	Citizens National Bancorp Inc.	CT	12/11/14	51.3	20.0	126	4.8	77.6	332.7	12.2	0.68	1.89	1.27
Heartland Financial USA Inc.	IA	Cmnty Banc-Corp Sheboygan Inc	WI	10/23/14	52.0	5.6	191	6.6	—	520.1	5.2	0.96	2.56	2.15
Pacific Premier Bancorp	CA	Independence Bank	CA	10/22/14	71.2	22.4	142	8.5	9.1	408.0	11.3	0.86	1.24	0.95
SKBHC Holdings LLC	WA	Greater Sacramento0 Bancorp	CA	10/15/14	59.8	21.4	153	7.8	26.0	467.9	8.1	0.54	1.49	NA
Stonegate Bank	FL	Community Bank of Broward	FL	08/25/14	61.2	20.5	151	5.9	—	487.5	8.3	0.70	1.49	7.24
Banner Corp.	WA	Siuslaw Financial Group	OR	08/07/14	58.1	17.3	148	6.6	60.4	360.0	10.6	1.04	1.61	NA
				High	74.6	42.1	389	15.0	77.6	529.6	17.8	1.61	2.78	7.24
				Low	41.0	2.8	120	4.3	0.0	304.5	2.8	0.03	0.83	0.15
				Mean	61.2	19.1	160	7.0	34.4	421.1	9.8	0.73	1.56	1.73
				Median	60.5	20.2	146	6.4	29.6	416.7	10.0	0.69	1.49	1.27

		Project BOTANICAL Deal Metrics			43.8	19.9	129	5.0	53.4
		Price/ Adjusted TBV¹, ²				20.4	165

Includes transactions in the past year with an announced deal value between $25 and $75 million and a profitable target with assets between $300 and $600 million.

1)	Represents the tangible book value adjusted for the after tax impact of the $10.5 million fixed asset mark
2)	Assumes the convertible preferred stock is converted into common stock

Source: SNL Financial.